EXHIBIT 23.2

                         CONSENT OF INDEPENDENT AUDITOR

      I consent to the reference to me under the caption "Experts" and to the use of my report, dated March 25, 2001, of the Financial Statements of Harmony Trading Corp. for the years ended December 31, 1999 and 2000, in the Registration Statement on Form SB-2, Post-Effective Amendment No. 1 and related prospectus of Harmony Trading Corp.


                                                      /s/ Thomas P. Monahan
                                                   ---------------------------
                                                       THOMAS P. MONAHAN
                                                   Certified Public Accountant

June 13, 2001
Paterson, New Jersey